Exhibit 10.34
AMENDMENT NO. 3
TO
TERM LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 3 IS TO THE TERM LOAN AND SECURITY AGREEMENT dated as of March 15, 2002 (“Agreement”) by and between First Bankers Trust Services, Inc., as successor Trustee of the Chromcraft Revington Employee Stock Ownership Trust (the “Borrower”), a trust established pursuant to the ESOP component of the Chromcraft Revington Employee Stock Ownership and 401(k) Plan (the “ESOP”), and Chromcraft Revington, Inc., a Delaware corporation (the “Lender”).
W I T N E S S E T H:
WHEREAS, the Lender is the sponsor of the ESOP and a party to the agreement establishing the ESOP Trust; and
WHEREAS, First Bankers Trust Services, Inc. has resigned as ESOP Trustee, effective as of January 31, 2010, and the Lender has replaced it with Reliance Trust Company (“Reliance”), effective as of February 1, 2010; and
WHEREAS, Reliance has accepted the position of Trustee of the ESOP, and thereby accepted the obligation of this agreement, not in its individual or corporate capacity, but solely in its capacity as ESOP Trustee;
NOW, THEREFORE, Reliance and the Lender agree, effective as of February 1, 2010, as follows:
1.	The name “First Bankers Trust Services, Inc.” is replaced with “Reliance Trust Company” wherever the former name appears in the Agreement.

2.	Section 12.2(b) of the Agreement is replaced with the following:
“(b) If to the Borrower:
Stephen A. Martin, Senior Vice President
Reliance Trust Company
1100 Abernathy Road
500 Northpark, Suite 400
Atlanta GA 30328-5646
The Agreement will otherwise remain the same in all respects.

IN WITNESS WHEREOF, Reliance and the Lender have executed this Amendment No. 3 this 13th day of May 2010, but effective as of February 1, 2010.

RELIANCE TRUST COMPANY, Not in Its Individual or Corporate Capacity, But Solely as Trustee of the Chromcraft Revington Employee Stock Ownership Trust

By:	/s/ Stephen A. Martin Stephen A. Martin, Senior Vice President

CHROMCRAFT REVINGTON, INC.

By:	/s/ Ronald H. Butler Ronald H. Butler, Chairman of the Board and
Chief Executive Officer

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